                                                                   EXHIBIT 99.01



THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON DECEMBER   , 1998, UNLESS THE OFFER IS EXTENDED. (SUCH DATE AS IT MAY
BE EXTENDED, THE "EXPIRATION DATE")


                             LETTER OF TRANSMITTAL
                                  TO EXCHANGE
                         10 7/8% SENIOR NOTES DUE 2008
                   FOR 10 7/8% SERIES A SENIOR NOTES DUE 2008
                                       OF
                          CLEARVIEW CINEMA GROUP, INC.
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                            ------------------------


                 The Exchange Agent for the Exchange Offer Is:

                              THE BANK OF NEW YORK

                 By Mail:                           By Facsimile Transmission:                By Hand or Overnight Delivery:
                                                 (For Eligible Institutions Only)
           The Bank of New York                           (212) 815-6339                           The Bank of New York
            101 Barclay Street                                                                      101 Barclay Street
              Floor: 7 East                           Confirm by Telephone:                      New York, New York 10286
         New York, New York 10286                         (212) 815-2791                         Attention: Ground Level
       Attention: Denise Robinson,                                                           Corporate Trust Services Window
          Reorganization Section

                             By Overnight Delivery:
                              The Bank of New York
                               101 Barclay Street
                                 Floor: 7 East
                            New York, New York 10286
               Attention: Denise Robinson, Reorganization Section

    (ORIGINALS OF ALL DOCUMENTS SENT BY FACSIMILE SHOULD BE SENT PROMPTLY BY REGISTERED OR CERTIFIED MAIL, BY HAND, OR BY OVERNIGHT DELIVERY SERVICE.)

                            ------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.


     The undersigned acknowledges that he or she has received the Prospectus,
dated November   , 1998 (the "Prospectus"), of Clearview Cinema Group, Inc., a
Delaware corporation (the "Company"), and this Letter of Transmittal and related documents, which together with the Prospectus constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $80,000,000 of 10 7/8% Senior Notes due 2008, that have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "New Notes") of the Company for a like principal amount of its outstanding 10 7/8% Senior Notes due 2008 (the "Old Notes") of the Company from the holders thereof.


     IF YOU WISH TO EXCHANGE 10 7/8% SENIOR NOTES DUE 2008 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF 10 7/8% SENIOR NOTES DUE 2008, PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OLD NOTES TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

                   PLEASE READ THE ACCOMPANYING INSTRUCTIONS
             CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     This Letter of Transmittal is to be completed by holders of Old Notes either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

     Holders of Old Notes whose certificates (the "Certificates") for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to 5:00 P.M. on the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" in the Prospectus.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     NOTE: SIGNATURES MUST BE PROVIDED BELOW.

Ladies and Gentlemen:

     The undersigned hereby tenders to Clearview Cinema Group, Inc., a Delaware corporation (the "Company"), the aggregate principal amount of Old Notes due 2008, described above in exchange for an identical aggregate principal amount of New Notes, upon the terms and subject to the conditions contained in the Prospectus and in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present Certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT (AS DEFINED IN THE PROSPECTUS). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed in Box 1 below, if they are not already set forth below, as they appear on the Certificate representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate box below.

     If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at
DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange and of the Old Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Exchange Instructions" below (Box 7), the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated below maintained at DTC. If applicable, substitute Certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated below maintained a DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" (Box 8), please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) ANY NEW NOTES TO BE RECEIVED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE PERSON RECEIVING SUCH

NEW NOTES, WHETHER OR NOT SUCH PERSON IS THE HOLDER, (II) NEITHER THE UNDERSIGNED NOR ANY SUCH OTHER PERSON RECEIVING THE NEW NOTES HAS ANY ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (III) NEITHER THE UNDERSIGNED NOR SUCH OTHER PERSON IS AN "AFFILIATE" OF THE COMPANY. BY TENDERING OLD NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD NOTES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT SUCH OLD NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND THAT IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES
ACT).


     THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR OLD NOTES, WHERE SUCH OLD NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OF THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO SUCH PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW NOTES, IT SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE. A PARTICIPATING BROKER-DEALER WHO INTENDS TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW NOTES RECEIVED IN EXCHANGE FOR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST NOTIFY THE COMPANY, OR CAUSE THE COMPANY TO BE NOTIFIED, ON OR PRIOR TO THE EXPIRATION DATE THAT IT IS A PARTICIPATING BROKER-DEALER. SUCH NOTICE MAY BE GIVEN IN THE BOX ENTITLED "PARTICIPATING BROKER-DEALER" BELOW (BOX 5), OR MAY BE DELIVERED TO THE EXCHANGE AGENT AT ONE OF THE ADDRESSES SET FORTH ON PAGE ONE HEREOF. ANY PARTICIPATING BROKER-DEALER WHO IS AN "AFFILIATE" OF THE COMPANY MAY NOT RELY ON THE INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES REFERENCED ABOVE AND MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE TRANSACTION.

     Notwithstanding any other term of the Exchange Offer, the Company will not be required to accept for exchange, or to exchange, any Old Notes for any New Notes, and may terminate or amend the Exchange Offer before the acceptance of any Old Notes for exchange, if:

          (a) any action or proceeding is instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer which, in the Company's reasonable good faith judgment, would be expected to impair the ability of the Company to proceed with the Exchange Offer, or

          (b) any law, statute, rule or regulation is adopted or enacted, or any existing law, statute, rule or regulation is interpreted by the Commission or its staff, which, in the Company's reasonable good faith judgment, would be expected to impair the ability of the Company to proceed with the Exchange Offer.

     If the Company determines in its reasonable good faith judgment that either of the foregoing conditions exist, the Company may (i) refuse to accept any Old Notes and return all tendered Old Notes to the tendering holders, (ii) extend the Exchange Offer and retain all Old Notes tendered prior to the expiration of the Exchange Offer, subject, however, to the rights of holders who tendered such Old Notes to withdraw their tendered Old Notes which have not been withdrawn. If such waiver constitutes a material change to the Exchange Offer, the Company will promptly disclose such waiver by means of a prospectus supplement that will be distributed to the registered holders, and the Company will extend the Exchange Offer for a period of five to ten business days, depending upon the significance of the waiver and the manner of disclosure to the registered holders, if the Exchange Offer would otherwise expire during such five to ten business days.

     If (i) the Company is not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in the Registration Rights Agreement have been complied with) or (ii) if any holder of Transfer Restricted Securities (as defined in the Registration Rights Agreement) shall notify the Company after the consummation of the Exchange Offer and on or prior to the 20th business day following the consummation of the Exchange Offer (A) that such holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the New Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Old Notes acquired directly from the Company or one of its affiliates, then the Company shall use its best efforts to:

          (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 60th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement or permitted to consummate the Exchange Offer or (2) the 60th day after the day on which the Company receives notice from a holder of Transfer Restricted Securities as contemplated by clause (ii) above (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) of the Registration Rights Agreement, and

          (y) use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 150th day after the Shelf Filing Deadline as set forth in the Registration Rights Agreement.

     Holders of Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on such Old Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Old Notes prior to the original issue date of the New Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old Notes, and the undersigned waives the right to receive any interest on such Old Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after June 12, 1998.


     ON OCTOBER 29, 1998, THE COMPANY COMMENCED A SOLICITATION OF CONSENTS ("CONSENTS") TO APPROVE CERTAIN PROPOSED AMENDMENTS (THE "PROPOSED AMENDMENTS") TO THE INDENTURE UNDER WHICH THE NOTES WERE ISSUED AND TO EXECUTION OF A SUPPLEMENTAL INDENTURE EFFECTING SUCH PROPOSED AMENDMENTS, AND ALSO COMMENCED AN OFFER TO PURCHASE ANY AND ALL OF THE NOTES FOR CASH UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER (THE "TENDER OFFER"). IF VALID AND UNREVOKED CONSENTS ARE RECEIVED FROM THE HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE OUTSTANDING NOTES, AND IF CERTAIN OTHER CONDITIONS ARE SATISFIED, HOLDERS SHOULD BE AWARE THAT THE NEW NOTES TO BE ISSUED IN THE EXCHANGE OFFER WILL CONTAIN TERMS AS MODIFIED BY THE PROPOSED AMENDMENTS. IF ON DECEMBER 10, 1998, THE TIME TO SUBMIT CONSENTS HAS EXPIRED BUT THE TENDER OFFER HAS NOT EXPIRED, HOLDERS WHO HAVE TENDERED OLD NOTES IN THE TENDER OFFER MAY PARTICIPATE IN THE EXCHANGE OFFER BY COMPLYING WITH THE PROCEDURES FOR WITHDRAWAL OF TENDERED OLD NOTES FROM THE TENDER OFFER SET FORTH IN THE CONSENT SOLICITATION AND TENDER OFFER MATERIALS AND

DESCRIBED IN THE PROSPECTUS UNDER "THE EXCHANGE OFFER--PROCEDURES FOR TENDERING," AND TENDERING SUCH WITHDRAWN OLD NOTES IN THE EXCHANGE OFFER. WHETHER OR NOT HOLDERS HAVE PREVIOUSLY TENDERED OLD NOTES IN THE TENDER OFFER, HOLDERS MAY INSTRUCT THE EXCHANGE AGENT IN THE LETTER OF TRANSMITTAL TO AUTOMATICALLY TENDER NEW NOTES ISSUED IN THE EXCHANGE OFFER INTO THE TENDER OFFER AFTER CONSUMMATION OF THE EXCHANGE OFFER. THE EXCHANGE AGENT ALSO IS ACTING AS THE DEPOSITARY IN THE CONSENT SOLICITATION AND TENDER OFFER. SEE BOX 9 BELOW FOR SPECIAL INSTRUCTIONS.


     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representative, successors and assigns of the undersigned. Except pursuant to the withdrawal rights set forth in the Prospectus, this tender is irrevocable.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING
THE BOXES BELOW AND FOLLOW THE INSTRUCTIONS BEGINNING ON PAGE   HEREOF.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.


                                     BOX 1

--------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF OLD NOTES TENDERED
--------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE        PRINCIPAL
                                                              CERTIFICATE       PRINCIPAL         AMOUNT
                                                               NUMBER(S)         AMOUNT        OF OLD NOTES
                                                             OF OLD NOTES*    OF OLD NOTES      TENDERED**
                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                                                  TOTAL
                                                                                PRINCIPAL     TOTAL PRINCIPAL
                                                                                 AMOUNT       AMOUNT TENDERED
                                                                                    $                $
--------------------------------------------------------------------------------------------------------------
  * Need not be completed if Old Notes are being tendered by book-entry transfer.
 ** Old Notes may be tendered in whole or in part in integral multiples of $1,000; See Instruction 4. Unless otherwise indicated in the column, a holder will be deemed to have tendered all Old Notes represented by the Old Notes surrendered. See Instruction 4.
--------------------------------------------------------------------------------------------------------------


           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)


                                     BOX 2

-------------------------------------------------------------------------------
                              BOOK-ENTRY TRANSFER

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


     Name of Tendering Institution: ______________________________________

     DTC Account Number: _________________________________________________

     Transaction Code Number: ____________________________________________
-------------------------------------------------------------------------------

                                        BOX 3

-------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY
[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE PURCHASE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s): _______________________________________

     Window Ticket Number (if any): ______________________________________

     Date of Execution of Notice of Guaranteed Delivery: _________________

     Name of Institution which Guaranteed Delivery: ______________________

     If Guaranteed Delivery is to be made By Book-Entry Transfer: ________

     Name of Tendering Institution: ______________________________________

     DTC Account Number: _________________________________________________

     Transaction Code Number: ____________________________________________
-------------------------------------------------------------------------------


                                     BOX 4

-------------------------------------------------------------------------------
                 RETURN OF NON-EXCHANGED OLD NOTES TENDERED BY
                              BOOK-ENTRY TRANSFER
[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.
-------------------------------------------------------------------------------


                                        BOX 5

-------------------------------------------------------------------------------
                          PARTICIPATING BROKER-DEALER
[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name: _______________________________________________________________

     Address: ____________________________________________________________
-------------------------------------------------------------------------------

                                     BOX 6

-------------------------------------------------------------------------------
                           TENDERING HOLDER SIGNATURE

                             (Holder(s) Sign Here)

                      (SEE INSTRUCTIONS 2, 5 AND 6 BELOW)
              (PLEASE COMPLETE SUBSTITUTE FORM W-9 IN BOX 9 BELOW)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

  Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s) for the Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5 below.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          (Signature(s) of Holder(s) )
Date: ______________________________ , 1998

Name(s): _________________________________________________________________
                                    (Please Print)

Address: _________________________________________________________________
                                  (Include Zip Code)

Area Code and Telephone Number: __________________________________________

--------------------------------------------------------------------------------
             (Taxpayer Identification or Social Security Number(s))

--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                      (SEE INSTRUCTIONS 1, 2 AND 5 BELOW)

Authorized Signature: ____________________________________________________

Name: ____________________________________________________________________
                                 (Please Print)

Date: ______________________________ , 1998

Capacity or Title: _______________________________________________________

Name of Firm: ____________________________________________________________

Address: _________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number: __________________________________________
-------------------------------------------------------------------------------

                                     BOX 7



                         SPECIAL EXCHANGE INSTRUCTIONS

                      (SEE INSTRUCTIONS 1, 5 AND 6 BELOW)

     To be completed ONLY if the New Notes are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue New Notes to:

Name:
                                    (Please Print)

Address:
                               (Include Zip Code)

                (Taxpayer Identification or Social Security No.)


                                     BOX 8


                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5 AND 6 BELOW)

     To be completed ONLY if New Notes are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail check to:

Name:
                                    (Please Print)

Address:

                               (Include Zip Code)

                (Taxpayer Identification or Social Security No.)


                                     BOX 9



                              SPECIAL INSTRUCTIONS


                                  RELATING TO


                     THE COMPANY'S SOLICITATION OF CONSENTS


                       RELATING TO AND OFFER TO PURCHASE


                        FOR CASH DATED OCTOBER 28, 1998,


              AS THE SAME MAY BE AMENDED, MODIFIED OR SUPPLEMENTED



[ ] CHECK HERE IF ON OR AFTER DECEMBER 10, 1998 (AND ONLY IF THE CONSENT TIME (AS DEFINED IN THE PROSPECTUS) SHALL HAVE OCCURRED AND THE EXPIRATION TIME (AS DEFINED IN THE PROSPECTUS) SHALL NOT HAVE OCCURRED) YOU DIRECT THE EXCHANGE AGENT IN THE EXCHANGE OFFER UPON CONSUMMATION OF THE EXCHANGE OFFER TO AUTOMATICALLY TENDER THE NEW NOTES ISSUED TO YOU IN THE EXCHANGE OFFER TO THE DEPOSITARY TO PARTICIPATE IN THE ABOVE-REFERENCED TENDER OFFER.



     THE EXCHANGE AGENT IS ALSO ACTING AS THE DEPOSITARY IN THE ABOVE-REFERENCED

     SOLICITATION AND TENDER OFFER.

                                     BOX 10

--------------------------------------------------------------------------------
                              SUBSTITUTE FORM W-9

               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                           (SEE INSTRUCTION 9 BELOW)
SIGN THIS SUBSTITUTE FORM W-9 IN ADDITION TO THE SIGNATURE(S) REQUIRED IN BOX 6

                     PAYER'S NAME: THE CHASE MANHATTAN BANK

--------------------------------------------------------------------------------

                SUBSTITUTE                   Part 1--Please provide your TIN (either
                 FORM W-9                    your social security number or employer
                                             identification number) in the box to the   TIN ___________________________
                                             right and certify by signing and dating
                                             below.
                                           ------------------------------------------------------------------------------------


        DEPARTMENT OF THE TREASURY           Part 2--                                 Part 3--
         INTERNAL REVENUE SERVICE
                                             Awaiting TIN [ ]                         Exempt [ ]
       PAYER'S REQUEST FOR TAXPAYER
      IDENTIFICATION NUMBER ("TIN")          SIGN THIS FORM and THE CERTIFICATION OF  See enclosed Guidelines for additional
            AND CERTIFICATION                AWAITING TAXPAYER IDENTIFICATION NUMBER  information and SIGN THIS FORM
                                             BELOW
--------------------------------------------------------------------------------------------------------------------------------
  CERTIFICATION--Under penalties of perjury, I certify that:
    (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to
        me); and
    (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, or (ii) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding; and
    (3) Any other information provided on this form is true and correct.
  CERTIFICATION INSTRUCTIONS--You must cross out item (iii) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return and you are no longer subject to backup withholding.

  Signature ___________________________________________________________________   Date ______________________
--------------------------------------------------------------------------------------------------------------------------------
                                 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                                            BOX IN PART 2 OF THE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------------------------------------------------------
                                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
  Service Center or Social Security Administrative Office or (2) I intend to mail or deliver an application in the near future.
  I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal
  Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

  Signature ___________________________________________________________________   Date ______________________
--------------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER FOR ADDITIONAL INFORMATION.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     Please do not send Certificates for Old Notes directly to the Company. Your Old Note Certificates, together with your signed and completed Letter of Transmittal and any required supporting documents should be mailed in the enclosed addressed envelope, or otherwise delivered, to the Exchange Agent, at either of the addresses indicated on the first page hereof. THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date. Old Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer prior to the Expiration Date may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the Guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus and by completing Box 3 hereof. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must receive from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, and (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof) as well as the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Notes, in proper form for transfer, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter or Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Exchange Instructions" (Box 7) or the box entitled "Special Delivery Instructions" (Box 8) above, or

          (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal (Box 6). See Instruction 5.

     3. Inadequate Space. If the space provided in the box captioned "Description of Old Notes" is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which should be attached to this Letter of Transmittal.

     4. Partial Tenders and Withdrawal Rights. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in Box 1 under the column "Principal Amount of Old Notes Tendered." In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Notes, promptly after the Expiration Date. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to 5:00 p.m. on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if Certificates for such Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes validly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such a notification. Any Old Notes which have been tendered but which are withdrawn on or prior to the Expiration Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. Signatures of Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). However, if New Notes are to be issued in the name of a person other than the registered holder(s), signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee of the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed (Box 7 and 8). Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. Determination of Validity. All questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tendered Old Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.


     9. 31% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required, unless an exemption applies, to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 of this Letter of Transmittal (Box 10) and certify, under penalties of perjury, that such number is correct and he or she is not subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.



     The box in Part 2 of the Substitute Form W-9 (Box 10) may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.


     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below and check the box in Part 3 of Box 10 for "exempt," to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.


     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     11. Security Transfer Taxes. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

A. TIN--The Taxpayer Identification Number for most individuals is your social security number. Refer to the following chart to determine the appropriate number:

----------------------------------------------------------
                                 GIVE THE
      FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                 NUMBER OF--
----------------------------------------------------------
 1.   Individual                 The individual
 2.   Two or more individuals    The actual owner of the
      (joint account)            account or, if combined
                                 funds, the first
                                 individual on the
                                 account(1)
 3.   Custodian account of a     The minor(2)
      minor (Uniform Gift to
      Minors Act)
 4.   Adult and minor            The adult or if the minor
      (joint account)            is the contributor, the
                                 minor
 5.   Account in the name of     The ward, minor or
      guardian or committee for  incompetent person
      a designated ward, minor
      or incompetent person
 6.   a. The usual revocable     The grantor-trustee(1)
         savings trust (grantor
         is also trustee)
      b. So-called trust         The actual owner(1)
      account that is not a
         legal or valid trust
         under state law

----------------------------------------------------------
                                 GIVE THE EMPLOYER
      FOR THIS TYPE OF ACCOUNT:  IDENTIFICATION
                                 NUMBER OF--
----------------------------------------------------------
 7.   Sole proprietorship        The owner(3)
 8.   A valid trust, estate, or  Legal entity (4)
      pension trust
 9.   Corporate                  The corporation
10.   Association, club,         The organization
      religious, charitable,
      educational or other
      tax-exempt organization
11.   Partnership                The partnership
12.   A broker or registered     The broker or nominee
      nominee
13.   Account with the           The public entity
      Department of Agriculture
      in the name of a public
      entity that receives
      agricultural program
      payments

--------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's name and social security number.

(3) Show the individual's name. You may also enter your business name or "doing business as" name. You may use either your Social Security number or your employer identification number.

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

B. EXEMPT PAYEES--The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN to establish that you are exempt. Check the box in Part 3 of the form, sign and date the form.

   For this purpose, Exempt Payees include: (1) A corporation; (2) An organization exempt from tax under section 501(a), or an individual retirement plan (IRA) or a custodial account under section 403(b)(7); (3) The United States or any of its agencies or instrumentalities; (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities; (5) A foreign government or any of its political subdivisions, agencies or instrumentalities; (6) An international organization or any of its agencies or instrumentalities; (7) A foreign central bank of issue; (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.; (9) A real estate investment trust; (10) An entity registered at all times during the tax year under the Investment Company Act of 1940; (11) A common trust fund operated by a bank under section 584(a); (12) A financial institution.

C. OBTAINING A NUMBER--If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application for Employer identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

D. PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable-interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

E. PENALTIES.

   (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

   (2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

   (3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

   (4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                              (SEE INSTRUCTION 3)

--------------------------------------------------------------------------------
                       PAYER'S NAME: THE BANK OF NEW YORK

--------------------------------------------------------------------------------

                SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN ON THE
                 FORM W-9                    LINE AT RIGHT AND CERTIFY BY SIGNING AND
                                             DATING BELOW.                              TIN
                                                                                        Social Security Number OR
                                                                                        Employer Identification Number
                                           ------------------------------------------------------------------------------------


        Department of the Treasury           PART 2--TIN Applied for [ ]
         Internal Revenue Service            CERTIFICATION--Under penalties of perjury, I certify that:
       PAYER'S REQUEST FOR TAXPAYER          (1) The number shown on this form is my correct taxpayer identification number (or
      IDENTIFICATION NUMBER ("TIN")              I am waiting for a number to be issued to me),
            AND CERTIFICATION                (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service
                                                 ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and
                                             (3) Any other information provided on this form is true and correct.

                                           ------------------------------------------------------------------------------------
                                             Signature   Date ______________________
--------------------------------------------------------------------------------------------------------------------------------


You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and yo have not been notified by the IRS that you are no longer subject to backup withholding.


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                      BOX IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature   Date ______________________